                            SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[X] Definitive  Additional  Materials
[X] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                   Keystone America Global Opportunities Fund
                (Name of Registrant as Specified in its Charter)

                           Dorothy E. Bourassa, Esq.
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ ] $125 per Exchange Act Rule 0-11(c)(l)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:


 2) Aggregate number of securities to which transactions applies:


 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:\1/


 4) Proposed maximum aggregate value of transaction:



\1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[x] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset  as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:


    2) Form, Schedule or Registration Statement No.:


    3) Filing Party:


    4) Date Filed:

March 1995

Dear Shareholder;

We are writing to inform you of a meeting for the shareholders of Keystone America Global Opportunities Fund on April 28, 1995.

The purpose of the meeting is to vote on a proposal to change the way that the Fund's advisers, Keystone and Credit Lyonnais, share the Fund's management fees. As you know, Keystone manages the Fund's Western Hemisphere holdings, and Credit Lyonnais manages Asian and European holdings. We would like to assure you that the proposal will NOT result in any increase in fees for Fund shareholders.

As a shareholder, you have the right to voice your opinion on this proposal. This package contains information about the proposal and the materials you need to cast your vote by mail. Please take a few minutes to read the enclosed materials, cast your vote on the proxy card and return your completed proxy card to us in the postage-paid envelope provided.

It is extremely important that you vote, no matter how many shares you own. This is an opportunity to voice your opinion on matters that affect your Fund. Voting promptly helps reduce the cost of additional mailings.

The proposal has been carefully reviewed by the Fund's Board of Trustees. The Board is responsible for protecting your interest as a shareholder. The Board believes this proposal is in the best interest of the shareholders and recommends that you vote FOR this proposal. The details of the proposal are described at length in the enclosed Proxy Statement.

To cast your vote, simply complete the enclosed proxy card. Be sure to sign the card before mailing it in the postage-paid envelope.

We encourage you to exercise your right as a shareholder by voting promptly. If you have questions before you vote, please contact your financial adviser. Thank you for your prompt attention to this important initiative for your Fund.

Sincerely,



Albert H. Elfner, III                                      George S. Bissell
Chairman and President                                     Chairman of the Board
Keystone Group, Inc.                                       Keystone Funds

#10140394

                  KEYSTONE AMERICA GLOBAL OPPORTUNITIES FUND
                              200 BERKELEY STREET
                        BOSTON, MASSACHUSETTS 02116-5034
                        TELEPHONE NUMBER (617) 338-3200
                       NOTICE OF MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 1995

To the Shareholders:

    A meeting of the shareholders of Keystone America Global Opportunities Fund (the "Fund") will be held at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts, on April 28, 1995, at 3:00 p.m., Eastern time, for the purpose of considering and acting upon the following proposal:

    1. To approve an amendment to the Subadvisory Agreement between Keystone Custodian Funds, Inc. and Credit Lyonnais International Asset Management (North America) substantially as described in the accompanying Proxy Statement.

    2. To transact such other business as may properly come before the meeting and all adjournments thereof.

    Shareholders of record at the close of business on March 15, 1995 are entitled to notice of and to vote at this meeting and any adjournments thereof.

                            BY ORDER OF THE BOARD OF TRUSTEES
                            KEYSTONE AMERICA GLOBAL
                               OPPORTUNITIES FUND


                            Rosemary D. Van Antwerp
                            Secretary
March 24, 1995

PLEASE FILL IN, DATE AND SIGN YOUR PROXY - NOW - AND MAIL IT - TODAY - IN THE STAMPED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. IN ORDER TO AVOID UNNECESSARY EXPENSE OR DELAY, YOUR PROMPT RESPONSE IS REQUESTED, NO MATTER WHAT SIZE YOUR HOLDINGS MAY BE. THANK YOU.

                  KEYSTONE AMERICA GLOBAL OPPORTUNITIES FUND
                              200 BERKELEY STREET
                        BOSTON, MASSACHUSETTS 02116-5034
                        TELEPHONE NUMBER (617) 338-3200

                                PROXY STATEMENT
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 1995

    The accompanying Proxy is solicited by the Board of Trustees of Keystone America Global Opportunities Fund (the "Fund"), a Massachusetts business trust, for use at a special meeting of shareholders of the Fund (the "Meeting"). If the Proxy is signed and returned, the shares of beneficial interest of the Fund ("Shares") represented thereby will be voted in accordance with the specifications thereon. In the absence of such specification with respect to the proposal ("Proposal"), the Proxy will authorize the persons named therein to vote in favor of the Proposal. Any shareholder may revoke his or her Proxy at any time before it is voted by (i) giving written notice of revocation to the Secretary of the Fund, (ii) proper execution of a later-dated Proxy, or (iii) appearing in person at the Meeting to vote his or her Shares. This proxy material is being mailed to shareholders on or about March 24, 1995.

    The Board of Trustees knows of no business which will be presented for consideration at the Meeting other than that mentioned in Item 1 of the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons designated to vote such Proxies in accordance with their judgment on such matters.

    The Fund currently issues three classes of Shares, Class A, Class B and Class C, without par value, representing the entire beneficial interest of the Fund. Each outstanding Share of a Class ranks equally with every other outstanding Share of such Class, and each Share of all Classes is entitled to one vote on matters subject to shareholder vote, subject to class differences. Holders of Shares of record at the close of business on March 15, 1995 are entitled to notice of and to vote at the Meeting. On that date there were 3,799,601.475 Shares of Class A, 8,225,089.977 Shares of Class B and 3,131,068.905 Shares of Class C outstanding and entitled to vote at the Meeting.

    Approval of the Proposal requires the affirmative vote of the lesser of (i) a majority (over 50%) of the outstanding Shares, or (ii) a majority of the Shares represented at the meeting if 67% of the outstanding Shares are represented.

    The Fund's most recent Annual Report will be furnished without charge to any requesting shareholder. In addition to the above address for such requests the toll free number 1-800-343-2898 is also available.

                   DEFINITIONS USED IN THIS PROXY STATEMENT

"1934 Act"               The Securities Exchange Act of 1934, as amended.

"1940 Act"               The Investment Company Act of 1940, as amended.

"Board"                  The Board of Trustees of the Fund.

"CLIAM" Credit Lyonnais International Asset Management (North America), an unlimited Irish corporation, 1301 Avenue of the Americas, New York, New York 10019. CLIAM is the Fund's subadviser.

"Fund"                   Keystone   America  Global   Opportunities   Fund,  200
                         Berkeley Street, Boston, Massachusetts 02116-5034.

"KDI"                    Keystone  Distributors,   Inc.,  200  Berkeley  Street,
                         Boston, Massachusetts 02116- 5034, a wholly-owned subsidiary of Keystone. KDI is the principal underwriter of the Fund.

"Keystone"               Keystone  Custodian  Funds,  Inc., 200 Berkeley Street,
                         Boston,   Massachusetts   02116-5034,   a  wholly-owned
                         subsidiary of Keystone Group. Keystone is the Fund's adviser.

"Keystone Group"         Keystone  Group,  Inc.,  200 Berkeley  Street,  Boston,
                         Massachusetts 02116-5034. Keystone Group owns all of the outstanding shares of Keystone. Keystone Group is owned by an investor group composed of members of Management.

"KIRC" Keystone Investor Resource Center, Inc., 101 Main Street, Cambridge, Massachusetts 02142, a wholly-owned subsidiary of Keystone. KIRC is the transfer agent and dividend disbursing agent for the Fund.

"Management"             Certain  current or former  officers  and  employees of
                         Keystone Group and its affiliates.

"Management Agreement"   The  existing   Investment   Advisory  and   Management
                         Agreement  between  the Fund and  Keystone  under which
                         Keystone    provides     management,    advisory    and
                         administrative services to the Fund.

"Meeting"                The meeting of  shareholders  of the Fund to be held in
                         accordance with the Notice accompanying this proxy statement, and any adjournments thereof.

"SEC"                    Securities and Exchange Commission.

"Shares"                 The shares of beneficial interest of the Fund.

"Subadvisory Agreement"  The existing Subadvisory Agreement between Keystone and
                         CLIAM under which CLIAM provides investment advisory services to the Fund's non-North American portfolio.

"Underwriting Agreement" The existing Principal  Underwriting  Agreement between
                         KDI and the Fund under which KDI provides underwriting and distribution services to the Fund.

                                 INTRODUCTION

    The Fund, an open-end investment company registered with the SEC under the 1940 Act, was formed as a Massachusetts business trust and offers its Shares of beneficial interest to the public.

THE PROPOSAL
    The purpose of the Meeting is to submit to the shareholders of the Fund a Proposal to approve an amendment to the Subadvisory Agreement between Keystone and CLIAM.

                                  THE PROPOSAL

    The Board of Trustees of the Fund has proposed an amendment to the Subadvisory Agreement between Keystone and CLIAM which would revise the existing fee schedule contained in the Subadvisory Agreement. The Board is recommending the amendment in order to achieve an equitable allocation of fees consistent with the services provided to the Fund by Keystone and CLIAM. In recommending the proposed amendment, the Board reviewed the services provided to the Fund by Keystone and CLAIM. The Board determined that in addition to providing investment advisory services to the Fund, Keystone also bears significant responsibility with respect to the provision of administrative and management services to the Fund. The Board further determined that Keystone performs supervisory responsibility over other service providers to the Fund, such as the Fund's distributor, transfer agent and custodian. As a result, the Board concluded that based on the nature and extent of services provided to the Fund by each of Keystone and CLAIM, a reallocation of the fee payable under the Subadvisory Agreement was advisable.

    If approved, the Subadvisory Agreement will be amended effective June 1, 1995 or such other date as determined by the President of Keystone.

    Keystone has entered into a Management Agreement with the Fund dated August 19, 1993 whereby Keystone is required to manage and administer the operation of the Fund and to manage the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objective and restrictions, subject to the supervision of the Trustees of the Fund. As compensation for the services and facilities provided to the Fund pursuant to the Management Agreement, Keystone is entitled to a fee at the annual rate of:
                                                       AGGREGATE NET ASSET VALUE
MANAGEMENT                                                         OF THE SHARES
FEE                                                                  OF THE FUND
--------------------------------------------------------------------------------
1.00% of the first                                          $200,000,000, plus
0.95% of the next                                           $200,000,000, plus
0.85% of the next                                           $200,000,000, plus
0.75% of amounts over                                       $600,000,000

    The Management Agreement contains provisions permitting Keystone to enter into an agreement with CLIAM under which CLIAM, as subadviser, for compensation paid by Keystone, provides investment services relating to the Fund's non-North American portfolio.

    Currently the terms of the Subadvisory Agreement, which is attached to this Proxy Statement as Exhibit A, provide for Keystone to pay CLIAM a fee for its services under the Subadvisory Agreement which represents 50% of the management fee paid by the Fund to Keystone for the preceding quarter under the Management Agreement. The Proposal is to amend the existing fee schedule under the Subadvisory Agreement to provide for Keystone to pay CLIAM 50% of the management fee it receives from the Fund on Fund assets of up to $250,000,000 and 30% of the management fee on Fund assets in excess of $250,000,000. If approved, the Proposal would amend paragraph 3 of the Subadvisory Agreement to provide as follows:

          "3. For its services as described in paragraph 1 above, for the preceding fiscal quarter, CLIAM will receive from Keystone on the first business day of each fiscal quarter a fee which is 50% of the management fee paid by the Fund to Keystone for the preceding quarter on Fund assets of up to $250,000,000 and 30% of the management fee paid by the Fund to Keystone for the preceding quarter on Fund assets in excess of $250,000,000."

    If the Proposal is approved by shareholders at the Meeting, the Subadvisory Agreement between Keystone and CLIAM will be amended to provide for a revision of the fee schedule pursuant to which CLIAM is paid for its subadvisory services to the Fund. THE APPROVAL OF THE PROPOSAL WILL NOT HAVE ANY EFFECT ON THE AMOUNT OF FEES PAID BY THE FUND TO KEYSTONE FOR ITS ADVISORY SERVICES, and all other provisions of the Subadvisory Agreement will remain unchanged.

BOARD RECOMMENDATION

    The Board of Trustees of the Fund recommends that the shareholders vote FOR the amendment to the Subadvisory Agreement described above. Pursuant to the provisions of the 1940 Act, the affirmative vote of the lesser of (i) a majority (over 50%) of the outstanding Shares or (ii) a majority of the Shares represented at the Meeting if 67% of the outstanding Shares are represented at the Meeting is required for such approval.

                          INFORMATION RELATING TO THE
                             SUBADVISORY AGREEMENT

    Pursuant to the Subadvisory Agreement, dated August 19, 1993, CLIAM acts as subadviser to the Fund's non-North American portfolio. The Subadvisory Agreement was last approved by the shareholders of the Fund on July 27, 1993 in connection with Management's acquisition of control of Keystone and by the Board of Trustees of the Fund on June 15, 1994.

    By the terms of the Subadvisory Agreement, consistent with the investment objective and policies of the Fund and subject to the supervision of the Board of Trustees of the Fund and Keystone, CLIAM provides the Fund with investment research, advice and supervision by furnishing an investment program for the Fund's non-North American portfolio. CLIAM determines securities to be purchased for, or sold from, the non-North American portfolio of the Fund, the price(s) and size of each transaction and recommends what portion of the Fund's non-North American assets shall be held uninvested.

    In executing portfolio transactions and selecting broker-dealers, CLIAM is required under the Subadvisory Agreement to use its best efforts to seek best execution on behalf of the Fund. In evaluating the best execution available, CLIAM may consider all factors it deems relevant, including brokerage and research services provided to the Fund and other accounts over which CLIAM and its affiliates exercise investment discretion, and may pay a broker-dealer who provides such services higher commissions than those charged by other broker-dealers, in accordance with section 28(e) of the 1934 Act.

    As compensation for the services provided to the Fund pursuant to the Subadvisory Agreement, CLIAM is entitled to a fee which is 50% of the management fee paid by the Fund to Keystone for the preceding quarter under the Management Agreement.

    Under the Management Agreement, the Fund paid Keystone $1,618,327 for the fiscal year ended September 30, 1994. Of this amount, Keystone paid $809,163 to CLIAM pursuant to the terms of the Subadvisory Agreement and retained $809,164. If the proposed fee arrangement had been in place as of the end of such period, there would have been no change in the amount of the fee paid to CLIAM by Keystone under the Subadvisory Agreement.

    The Subadvisory Agreement is automatically renewed for successive one-year periods unless either party to it has given the other at least sixty days' written notice of its intention to terminate the Subadvisory Agreement at the end of the contract period then in effect, provided, however, that the continuation of the Subadvisory Agreement for more than two years is subject to the receipt of annual approvals of the Fund's Board of Trustees or shareholders in accordance with the 1940 Act and the rules thereunder. Approval of such continuation was last given by the Board of Trustees of the Fund on June 15, 1994. The Subadvisory Agreement may be terminated at any time, without penalty, by the Fund's Board of Trustees or a majority of the Fund's outstanding Shares on 60 days' written notice to CLIAM. The Subadvisory Agreement automatically terminates upon its "assignment" (as defined in the 1940 Act) by either party.

                         INFORMATION RELATING TO CLIAM

    CLIAM, the Fund's subadviser, is located at 1301 Avenue of the Americas, New York, New York 10019. CLIAM is a wholly-owned subsidiary of Credit Lyonnais International Asset Management B.V., Nachtwachtlaan 20, 1058 EA, Amsterdam, Holland. Credit Lyonnais International Asset Management B.V. is a wholly-owned subsidiary of Credit Lyonnais S.A., 19, Boulevard des Italiens, 75002, Paris, France.

    The chief executive officer and Directors of CLIAM and their addresses are as follows: Denis Bastin, Managing Director of CLIAM, 1301 Avenue of the Americas, New York, New York 10019; Jacques Dalloz, Senior Vice President, Credit Lyonnais, 168 rue de Rivoli, 75001, Paris, France; J.F. Baume, Chief Investment Officer, Credit Lyonnais Asset Management, 168 rue de Rivoli, 75001, Paris, France; and Maurice Monbaron, Manager, Credit Lyonnais Suisse, Place el Air, 1204 Geneva, Switzerland.

    Since October 1, 1993, no Trustee of the Fund has engaged in any purchase or sale of securities of CLIAM, Credit Lyonnais International Asset Management B.V. or Credit Lyonnais, Paris. No officer or Trustee of the Fund is a shareholder of CLIAM nor does any Trustee of the Fund have a material interest in CLIAM.

    For the fiscal year ended September 30, 1994, no commissions were paid to an affiliated broker of CLIAM.

ADDITIONAL INFORMATION ABOUT CLIAM
    Although investment advice and management for the various clients of CLIAM, and their affiliates, are furnished in light of their respective investment objectives and policies, certain securities owned by the Fund may also be owned by other clients, and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients or that a particular security is bought for some clients when other clients are selling the security.

CERTAIN OTHER FUNDS ADVISED BY CLIAM

    The following fund advised by CLIAM has the same investment objective as the Fund (capital appreciation):

                                                            ANNUAL FEE RATES
                                                        AS PERCENTAGE OF AVERAGE
FUND                         NET ASSETS                 ANNUAL DAILY NET ASSETS
----                         ----------                 -----------------------
Credit Lyonnais             $27,000,000                          0.34%
Global Growth
Fund (Luxembourg)


                             ADDITIONAL INFORMATION

PAYMENT OF EXPENSES
    The Fund will pay the expenses of the preparation, printing and mailing to the shareholders of the Fund of the enclosed Proxy, accompanying Notice of Meeting and Proxy Statement and any supplementary solicitation of the shareholders.

SUPPLEMENTARY SOLICITATION
    Supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund, by officers or employees of KIRC, Keystone, Keystone Group or their subsidiaries, by securities dealers through whom Shares have been sold or by an agency which may be employed by the Fund for that purpose. If a supplementary solicitation by specially engaged employees or by an agency should be necessary, the material features of any contract or arrangement and the parties for any such solicitation are presently unknown. It is anticipated, however, that in the event any such solicitation becomes necessary, its cost will not be substantial.

SUBSTANTIAL SHAREHOLDERS
    To the best of the Fund's knowledge, on January 31, 1995 the following shareholders "beneficially owned" more than 5% of the outstanding Shares:

CLASS A SHARES

                                                 SHARES               PERCENTAGE
SHAREHOLDER                                       OWNED                OWNERSHIP
-----------                                 -----------               ----------
Merrill Lynch Pierce Fenner & Smith         765,299.000                 20.38%
Attn: Book Entry
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246-6484

CLASS B SHARES

                                                 SHARES               PERCENTAGE
SHAREHOLDER                                       OWNED                OWNERSHIP
-----------                               -------------               ----------
Merrill Lynch Pierce Fenner & Smith       1,797,411.000                 22.45%
Attn: Book Entry
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246-6484


CLASS C SHARES

                                                 SHARES               PERCENTAGE
SHAREHOLDER                                       OWNED                OWNERSHIP
-----------                               -------------               ----------
Merrill Lynch Pierce Fenner & Smith       1,431,268.000                 46.97%
Attn: Book Entry
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246-6484

    On that date, the existing Trustees and officers of the Fund, together as a group, "beneficially owned" less than 1% of the outstanding Shares.

    The term "beneficially owned" is as defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based on statements furnished to the Fund by the existing Trustees, officers of the Fund and/or on records of KIRC.

SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at any Fund meeting must be received by the Fund for inclusion in the Fund's Proxy Statement and Proxy within a reasonable time before the meeting.

    It is suggested that shareholders submit their proposals by Certified Mail - Return Receipt Requested. The SEC has adopted certain requirements which apply to any proposals of shareholders.

                                                                  March 24, 1995

                                                                       EXHIBIT A
                             SUBADVISORY AGREEMENT
    AGREEMENT made as of the 19th day of August, 1993 by and between KEYSTONE CUSTODIAN FUNDS, INC. ("KCF"), a Delaware corporation, and CREDIT LYONNAIS INTERNATIONAL ASSET MANAGEMENT (North America) ("CLIAM"), an unlimited Irish corporation.

                                  WITNESSETH:
    WHEREAS, KCF provides investment and management services to Keystone America Global Opportunities Fund ("Fund"), a Massachusetts business trust, under an investment advisory and management agreement dated August 19, 1993 ("IA
Contract") pursuant to which KCF has agreed to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Trustees of the Fund, for the period and on the terms set forth in the IA Contract;

    WHEREAS, KCF and CLIAM wish to enter into an agreement for CLIAM's investment advisory services to the Fund with respect to the Fund's non-North American portfolio.

    NOW,  THEREFORE,   in  consideration  of  the  premises  and  the  covenants
hereinafter contained, CLIAM and KCF agree as follows:

    1. Consistent with the investment objectives and policies of the Fund from time to time and subject to the supervision of the Board of Trustees of the Fund and KCF, CLIAM will regularly provide the Fund with investment research, advice and supervision by furnishing continuously an investment program for the Fund's non-North American portfolio. CLIAM will determine securities to be purchased for, or sold from, the non-North American portfolio of the Fund, the price(s) and size of each transaction, and will recommend what portion of the Fund's non-North American assets shall be held uninvested. CLIAM shall advise and assist the officers of the Fund and KCF in taking such steps as are necessary or appropriate to carry out the decisions of the Fund's Board of Trustees and the appropriate committees of such Board regarding the foregoing matters. CLIAM will direct the trading of all non-North American securities and all other non-North American transactions of the Fund.

    2. CLIAM shall place all orders for the purchase and sale of non-North American portfolio securities for the account of the Fund with broker-dealers selected by CLIAM. In executing non-North American portfolio transactions and selecting broker-dealers, CLIAM will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, CLIAM shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (all for the specific transaction and on an continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, CLIAM may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which CLIAM or an affiliate of CLIAM exercises investment discretion. CLIAM is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, CLIAM determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

    The services of CLIAM to KCF and the Fund hereunder are not to be deemed exclusive, and CLIAM shall be free to render similar services to others.

    3. For its services as described in paragraph 1 above, for the preceding fiscal quarter, CLIAM will receive from KCF on the first business day of each fiscal quarter a fee which is 50% of the management fee paid by the Fund to KCF for the preceding quarter.

    4. This Agreement shall continue in effect until July 1, 1994 and shall be automatically renewed for successive one-year periods unless CLIAM or KCF has given the other at least sixty days' written notice of its intention to terminate this Agreement at the end of the contract period then in effect; provided, however, that the continuation of this Agreement for more than two years shall be subject to the receipt of annual approvals of the Fund's Trustees or shareholders in accordance with the Investment Company Act of 1940 ("Act") and the rules thereunder. Notwithstanding the foregoing, the Agreement may be terminated at any time, without a payment of any penalty, by vote of the Fund's Board of Trustees or a majority of the Fund's outstanding voting securities (within the meaning of the Act) on not more than sixty days' written notice to CLIAM. In addition, this Agreement shall terminate automatically if it is assigned (within the meaning of the Act) by either party.

    5. CLIAM acknowledges that it has copies of the Fund's Declaration of Trust, by-laws, Prospectus and Statement of Additional Information in effect as of the date hereof. So long as this Agreement remains in effect, KCF shall promptly furnish to CLIAM any amendments or supplements to these documents which may hereafter be adopted.

    6. CLIAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from CLIAM's willful misfeasance, bad faith, gross negligence or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of CLIAM, who may be or become an officer, Trustee, employee or agent of the Fund shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with CLIAM's duties hereunder), to be rendering such services to or acting solely for the Fund and not as an officer, Director, partner, employee, or agent or one under the control or direction of CLIAM even though paid by it. KCF agrees to indemnify and hold CLIAM harmless from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the Securities Exchange Act of 1934, the Act, and any state and foreign securities and blue sky laws, as amended from time to time) and expenses, including (without limitation) attorneys' fees and disbursements, arising directly or indirectly from any action or thing which CLIAM takes or does or omits to take or do hereunder, but only to the extent that KCF itself is entitled to indemnification from the Fund in respect of such act or thing taken or done or omitted to be taken or done by CLIAM which indemnification is in excess of all costs and liabilities paid or incurred by KCF in respect of such act or thing taken or done or omitted to be taken or done by CLIAM and/or in respect of any act or thing taken or done or omitted to be taken or done by KCF in connection therewith, and provided that CLIAM shall not be indemnified against any cost, expense or liability (or any expenses incident thereto) arising out of a breach of fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, or gross negligence on the part of CLIAM in the performance of its duties, or from reckless disregard by it of its obligations and duties under this Agreement.

    7. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served on the party to whom notice is to be given, or on the second day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

If to CLIAM:     Managing Director
                 Credit Lyonnais International Asset
                 Management (North America)
                 1301 Avenue of the Americas
                 New York, NY 10019

If to KCF:       President
                 Keystone Custodian Funds, Inc.
                 200 Berkely Street
                 Boston, MA  02116

    8. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings of the parties hereto relating to the subject matter hereof. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date and year first above written.

                 KEYSTONE CUSTODIAN FUNDS, INC.


                 By: ---------------------------------


                 CREDIT LYONNAIS INTERNATIONAL
                 ASSET MANAGEMENT (North America)


                 By: ---------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!



[LOGO] KEYSTONE                       YOU CAN HELP REDUCE THE COST OF ADDITIONAL
       Investor Resource Center, Inc. MAILINGS BY PROMPTLY RETURNING YOUR SIGNED
                                      PROXY. NO MATTER HOW MANY SHARES  YOU OWN,
                                      YOUR VOTE COUNTS.

                                      PLEASE SIGN AND RETURN YOUR PROXY TODAY!
              Please detach or fold at perforation before mailing.
................................................................................

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.
THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.
THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

1. To approve an  amendment  to the  Subadvisory     FOR     AGAINST     ABSTAIN
   Agreement  between Keystone  Custodian Funds,     [ ]       [ ]         [ ]
   Inc. and Credit Lyonnais  International Asset
   Management (North America) substantially as described in the Proxy Statement.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.
                                                                             029
KEYSTONE GLOBAL FUND (KY29B)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


[LOGO] KEYSTONE                       YOU CAN HELP REDUCE THE COST OF ADDITIONAL
       Investor Resource Center, Inc. MAILINGS BY PROMPTLY RETURNING YOUR SIGNED
                                      PROXY. NO MATTER HOW MANY SHARES  YOU OWN,
                                      YOUR VOTE COUNTS.

                                      PLEASE SIGN AND RETURN YOUR PROXY TODAY!
              Please detach or fold at perforation before mailing.
................................................................................
                   KEYSTONE AMERICA GLOBAL OPPORTUNITIES FUND
                     PROXY FOR THE MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 1995

The undersigned,  revoking all Proxies heretofore given,  hereby appoints Albert
H. Elfner, III, Rosemary D. Van Antwerp and Dorothy E. Bourassa, or any of them, as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Keystone America Global Opportunities Fund (the "Fund") that the undersigned is entitled to vote at the meeting of shareholders of the Fund to be held at 3:00 p.m. on April 28, 1995 at the offices of Keystone Custodian Funds, Inc., 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

                                               NOTE: PLEASE SIGN EXACTLY AS YOUR
                                               NAME(S) APPEAR ON THIS CARD.


                                               Dated:_____________________, 1995


                                               NOTE:  When  signing as attorney,
                                               executor, administrator, trustee,
                                               guardian,  or as custodian  for a
                                               minor,  please sign your name and
                                               give your full title as such.  If
                                               signing    on    behalf    of   a
                                               corporation,   please  sign  full
                                               corporate  name and your name and
                                               indicate  your title.  If signing
                                               for a  partnership,  please  sign
                                               the  partnership  name  and  your
                                               name.  Joint  owners  should each
                                               sign  this  proxy.  Please  sign,
                                               date and return.
                                                ------------------------------
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                                                ------------------------------

                                                                             029


KEYSTONE GLOBAL FUND (KY29F)